Aggregate
FICO avg	737
FICO <640%	2.14%
FICO stdev	43.40%
CLTV avg	69.81%
CLTV >80%	4.43%
SS CLTV %	0.00%
Full Doc %	52.17%
Loan Bal avg	349,832.86
% Jumbo	61.30%
DTI %
Purch %	39.37%
Cash Out %	30.60%
Fxd %	0.00%
3 yr ARM >= %	0.00%
WAC avg	4.19%
WAC stdev	0.81%
1st Lien %	100.00%
MI %	1.73%
CA %	21.05%
Invt Prop %	2.62%
IO %	99.89%
IO non-Full Doc %	47.72%
Multi-Fam %	1.35%
Prim Occ %	84.05%

Occupancy	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc	IO%	DTI %	MI %
Investor/2nd Home	15.95%	69.58%	N/A	N/A	744	4.314%	75.36%	16.43%	16.38%	100.00%	0.00%	33.57%	99.31%		0.72%
Primary Occup	84.05	69.98	N/A	N/A	736	4.161	32.54	0.00	21.94	100.00	0.00	55.70	100.00		1.92
Total	100.00%	69.92%	N/A	N/A	737	4.185%	39.37%	2.62%	21.05%	100.00%	0.00%	52.17%	99.89%		1.73%

Documentation	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc	IO%	DTI %	MI %
Full	52.17%	71.99%	N/A	N/A	737	4.029%	33.29%	2.19%	17.50%	100.00%	0.00%	100.00%	100.00%		2.69%
Non-Full	47.83	67.66	N/A	N/A	738	4.356	46.00	3.09	24.93	100.00	0.00	0.00	99.77		0.68
Total	100.00%	69.92%	N/A	N/A	737	4.185%	39.37%	2.62%	21.05%	100.00%	0.00%	52.17%	99.89%		1.73%

Interest Only	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc %	IO%	DTI %	MI %
1ML ARM	0.11%	80.00%	N/A	N/A	796	4.375%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%		0.00%
1ML MO - 120 IO	40.00	68.93	N/A	N/A	740	4.208	41.45	4.31	23.18	100.00	0.00	39.56	100.00		1.35
6ML MO - 120 IO	58.60	70.60	N/A	N/A	736	4.173	37.71	1.53	19.47	100.00	0.00	60.57	100.00		2.03
6ML MO - 60 IO	1.29	68.72	N/A	N/A	736	4.019	44.91	0.00	29.00	100.00	0.00	65.81	100.00		0.00
Total	100.00%	69.92%	N/A	N/A	737	4.185%	39.37%	2.62%	21.05%	100.00%	0.00%	52.17%	99.89%		1.73%

FICO	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc %	IO %	DTI %	MI %
0-600	0.61%	63.23%	N/A	N/A	548	4.730%	0.00%	0.00%	89.53%	100.00%	0.00%	0.00%	100.00%		0.00%
601-640	1.56	77.21	N/A	N/A	619	4.260	39.20	0.00	0.00	100.00	0.00	11.94	100.00		0.00
641-680	7.46	72.81	N/A	N/A	667	4.052	24.65	2.61	19.55	100.00	0.00	61.42	100.00		1.23
681-700	11.26	71.78	N/A	N/A	691	4.212	31.61	1.45	21.73	100.00	0.00	59.35	100.00		2.91
700>=	79.10	69.29	N/A	N/A	754	4.189	42.17	2.86	20.99	100.00	0.00	51.47	99.86		1.66
Total	100.00%	69.92%	N/A	N/A	737	4.185%	39.37%	2.62%	21.05%	100.00%	0.00%	52.17%	99.89%		1.73%

Lien Position	% Bal.	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	Purch %	Invt Prop %	CA%	1st Lien %	% with S.2nd	Full Doc %	IO %	DTI %	MI %
1st Lien	100.00%	69.92%	N/A	N/A	737	4.185%	39.37%	2.62%	21.05%	100.00%	0.00%	52.17%	99.89%		1.73%
2nd Lien	0.00	0.00	N/A	N/A	0	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Total	100.00%	69.92%	N/A	N/A	737	4.185%	39.37%	2.62%	21.05%	100.00%	0.00%	52.17%	99.89%		1.73%

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